UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABBV	New York Stock Exchange Chicago Stock Exchange

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AbbVie Inc. (“AbbVie”) held its Annual Meeting of Stockholders on May 3, 2019.  The following is a summary of the matters voted on at that meeting.

(1)                                 The stockholders elected AbbVie’s Class I Directors with terms expiring in 2022, as follows:

Name	For	Against	Broker Non-Votes
William H.L. Burnside	1,030,665,090	17,621,840	270,558,149
Brett J. Hart	1,031,955,735	16,331,195	270,558,149
Edward J. Rapp	1,041,513,860	6,773,070	270,558,149

(2)                                 The stockholders ratified the appointment of Ernst & Young LLP as AbbVie’s independent registered public accounting firm for 2019, as follows:

For	Against	Abstain
1,307,407,672	8,481,551	2,955,856

(3)                                 The stockholders approved, on an advisory basis, the compensation of AbbVie’s named executive officers listed in the proxy statement for the 2019 annual meeting, as follows:

For	Against	Abstain	Broker Non-Votes
957,786,823	84,193,761	6,306,346	270,558,149

(4)                                 The stockholders did not approve the management proposal regarding amendment of the certificate of incorporation to eliminate supermajority voting, as follows:

For	Against	Abstain	Broker Non-Votes
1,037,810,464	6,873,473	3,602,993	270,558,149

(5)                                 The stockholders did not approve a stockholder proposal to issue a lobbying report, as follows:

For	Against	Abstain	Broker Non-Votes
259,063,946	778,720,359	10,502,625	270,558,149

(6)                                 The stockholders did not approve a stockholder proposal to issue an annual Compensation Committee report on drug pricing, as follows:

For	Against	Abstain	Broker Non-Votes
226,326,558	805,142,959	16,817,413	270,558,149

(7)                                 The stockholders did not approve a stockholder proposal to adopt a policy to require an independent chair, as follows:

For	Against	Abstain	Broker Non-Votes
390,667,225	612,149,467	45,470,238	270,558,149

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 6, 2019	By:	/s/ Laura J. Schumacher
Laura J. Schumacher
Vice Chairman, External Affairs, Chief Legal Officer, and Corporate Secretary